Dated this 18th day of November, 1981






                       THE NORTHERN TERRITORY OF AUSTRALIA


                     Petroleum (Prospecting and Mining) Act





                              PETROLEUM LEASE NO. 4





                     UNITED CANSO OIL & GAS (N.T.) PTY LTD.









                                                                 A.S.G. Hook
                                                                 Crown Solicitor
                                                                 Wells Building
                                                                 Mitchell Street
                                                                 Darwin

THIS LEASE made the 18th day of November One thousand nine hundred and eighty-one BETWEEN the NORTHERN TERRITORY OF AUSTRALIA (in this lease called "the Territory") of the one part and UNITED CANSO OIL & GAS CO. (N.T.) PTY LTD a company incorporated under the Companies Act of the State of Queensland and having its registered office in the Territory care of Veritatem & C Nominees (N.T.) Pty Ltd, 5th Floor, City Mutual Building, 62 Cavenagh Street Darwin in the Territory (in this lease called "the lessee" which expression shall, where the context so admits, includes its successors in title and permitted assigns) of the other part WHEREAS the lessee is the holder of a permit issued in pursuance of section 21 of the Petroleum (Prospecting and Mining) Act (in this lease called "the Act") AND WHEREAS the lessee has applied to the Minister for Mines and Energy for the issue of a lease under section 43 of the Act AND WHEREAS the Territory is desirous of leasing to the lessee in pursuance of the Act and in consideration of the rent, royalties and covenants hereinafter reserved and provided and on the part of the lessee to be paid and observed ALL THAT piece or parcel of land (in this lease called "the land") containing by admeasurement 12,340 hectares or thereabouts and more particularly described and delineated in Schedule 1 to this lease for the purpose of mining for petroleum TOGETHER WITH the rights, liberties, easements, advantages and appurtenances thereto belonging or appertaining NOW THEREFORE I, IAN LINDSAY TUXWORTH, the Minister for Mines and Energy for and on behalf of the Territory, in pursuance of the Act, hereby grant to the lessee a lease over the land in accordance with and under the terms of the Act EXCEPTING and RESERVING out of this lease -

         (a) the right of the Territory to grant, upon such terms and conditions as the Minister thinks fit, for joint or several use, such rights of way or easements through, upon, over or in the whole of or any portion of the land to which this lease applies as are necessary for or appropriate to -

                  (i) the development or working of the land or of other land containing petroleum deposits;

                  (ii) the treatment or transportation of the products from those petroleum deposits by or under the authority of the Minister, his permittees or lessees;


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                  (iii)    the  development or working of  agricultural  land or
                           land in respect of which a miner's right, mining lease or a prospecting authority has been issued or a reservation has been made under the Mining Act; or

                  (iv)     any other public purpose;

         (b) the right to all helium found in association with petroleum and the right to erect on the land a plant for the extraction of helium from any gases produced by the lessee, together with such incidental rights as are necessary for the purpose of removing the helium;

         (c) the right to authorize mining on the land, in respect of which a lease is in force, under the provisions of the Mining Act;

         (d) the right to any substance in or on the land to which the lease applies which is a prescribed substance within the meaning of the Atomic Energy Act 1953 of the Commonwealth;

         (e) the right to enter the land for the purpose of making a reconnaissance survey, detailed survey or a scientific or technical investigation; and

         (f) the right to grant authority to a person under section 28 of the Act to enter the land for the purpose of making a geological investigation and for that purpose to carry out geological surveys on that land.

TO HOLD the same UNTO THE LESSEE for the term of 21 years commencing on the date of this lease with the right as provided for in section 50 of the Act to renew the same for a further period of 21 years and such further renewals or extensions permitted under the Act for the purpose of mining for petroleum on the land and for all purposes necessary to carry on the lessee's overall mining operations under the Act on or in the land including, subject to compliance with any law with respect to water or timber and subject to such conditions with respect to payment or otherwise as are prescribed by the Act or the Regulations made under the Act -

         (a) for the drilling and taking of water that is or may be under the surface of the land and to take and divert water from any natural spring, lake, pool or watercourse situated on or flowing through any land (including private land and improved land) to which the lease applies and use the water for any purpose for prospecting or mining operations under the lease; and

         (b) for the cutting and using of timber on the land (other than private land or improved land) to which the lease applies for building or construction work, firewood or other necessary purposes but the lessee shall not cut timber on such lands as are specified by the Minister by notice in the Government Gazette of the Territory nor on land which is -

                  (i) within a distance of 3 kilometres from a homestead or outstation; or

                  (ii) within a distance of 3 kilometres from a watering point,

                  on land held under a pastoral lease, pastoral homestead lease or grazing licence granted under the Crown Lands Act,

but upon and subject to the Act YIELDING AND PAYING thereto the yearly rent hereinafter provided AND FURTHER YIELDING AND PAYING therefor royalties at the rates and in the manner hereinafter provided:

1. THE LESSEE for itself and for its successors and permitted assigns covenants with the Territory -

         (a) to pay, during the period of this lease, the rent and royalties prescribed by the Act clear of all deductions at the respective rates and times and in the manner provided in the Act;

         (b) unless authorized to do so by the Minister not to bore or sink for, pump or raise water, nor to erect any dam or other facility on existing rivers or water-ways for the purpose of the supply of water;

         (c) to operate in accordance with good oilfield practice and in accordance with the Technical Report, and to take all steps necessary to restore and leave the surface of the land in a condition satisfactory to the Minister so that -

                  (i)      there shall be no abnormal batters or contours;

                  (ii) the surface soil (if any) existing prior to the mining operations shall, where possible, be preserved and subsequently spread to maximum advantage over the mined area;

                  (iii) there shall be a minimum interference with the natural drainage system except where it is found expedient to use any mined area for the storage of water;

                  (iv) there shall not arise any pollution of any drainage system that is dangerous or injurious to public health; and

                  (v) the provisions of sub-paragraph (ii) of this paragraph shall be carried out progressively within 3 months of the cessation of mining on that mined area in order to allow for the regeneration of vegetation;

         (d) not to use or work the land nor permit it to be used or worked except for the purposes for which it is leased;

         (e) to observe, perform and carry out the provisions of the Act and the Regulations and of the Mines Safety Control Act and the Regulations for the time being in force under that Act or any other Act so far as those provisions affect or have reference to a lease granted under the Act;

         (f) during the whole of the period in which any well is being drilled in the land and thereafter until the well is plugged and abandoned at the sole expense or cost of the lessee to maintain with an insurance company approved by the Minister a policy of insurance covering the control of well redrilling and well recompletion expenses in the sum of not less than $5,000,000 in respect of any one loss arising out of any one event indemnified and insurance covering seepage, pollution and general liability in the sum of not less than $5,000,000 in respect of any one loss arising out of any one event indemnified (or such other form of insurance in either case as is acceptable to the Minister) naming the Territory as Lessor and upon request by the Minister to produce evidence of the currency of such insurance;

         (g) to treat the petroleum in accordance with good oilfield practice and considering the circumstances to make the best use of the petroleum reserves;

         (h) to take competent advice in association with experts nominated by the Minister as to what steps are reasonably possible to progressively encourage and promote regeneration and development of vegetation on mined areas;

         (j) to erect such fences or to take such other steps as may be reasonably necessary for security or safety purposes;

         (k) to permit access to any part of the land, not being a part or parts designated a restricted area under paragraph (j) of this clause, by the officers, employees and agents of the Minister or the Territory;

         (m) not to interfere with or mine on any public road on the land unless the lessee has provided an alternative road approved by the Minister;

         (n) not to interfere with or mine in an area constituting a public airstrip unless and until the lessee has first constructed an alternative comparable airstrip on other land specified for that purpose by the Minister and the alternative airstrip is licensed for the same purpose as the existing public airstrip; and

         (p) to allow free public access to and along any public road and the airstrip or the alternative airstrip constructed in accordance with paragraph (n) of this clause.

2. AND THE LESSEE for itself and its successors and permitted assigns further covenants with the Territory -

         (1) For the purpose of calculating the value at the well-head of all substances upon which a royalty is payable as provided by the Act, the lessee shall measure the quantity of such substances by a measuring device approved by the Minister and installed at the wellhead, or at such other place as the Minister approves, by the lessee.

         (2) The lessee shall, from time to time, permit any person authorized by the Minister, at such times as the Minister may require, to test and examine any measuring device used or to be used by the lessee to measure the quantity of petroleum recovered from the land.

         (3) The lessee shall, at all times during the continuance of the lease, comply with the Act and Regulations and all other laws from time to time in force so far as they are applicable to or in relation to the land and the use of the land by the lessee.

         (4) The lessee shall comply promptly with the requirements of all notices relating to the land and the use of the land by the lessee lawfully given to the lessee in pursuance of any law in force in the Territory.

         (5) When and as often as the lessee intends to construct on the land any permanent building, plant, water-way, road or other improvement or structure permitted to be constructed by the Act or Regulations, the lessee shall give to the Minister written notice of the proposed location thereof and shall obtain the Minister's written consent before commencing any such construction work, which consent may be given on such terms and conditions as the Minister thinks fit, and the lessee shall give to the Minister such further information as the Minister may, from time to time, require in respect of any such construction.

         (6) The lessee shall, from time to time when so required in writing by the Minister during the continuance of the lease, make provision to the satisfaction of the Minister for the continued conservation and protection of the natural resources of the land, including fauna and flora, and for minimizing damage to or pollution or degradation of the natural environment.

         (7) If the Minister so directs in writing, the lessee shall, within 3 months next following the expiration or earlier determination of the lease, remove from the land all plant, buildings, equipment and other property of the lessee reasonably capable of being so removed.

         (8)      The lessee shall take all reasonable steps to ensure that -

         (a) topsoil from all disturbed areas of the land is stockpiled and, within the 3 months next following the expiration or earlier determination of the lease, is to the satisfaction of the Minister respread to maximum advantage for rehabilitation and revegetation purposes; and

         (b) wherever vegetation on the land has been removed, damaged or interfered with, within 3 months next following the expiration or earlier determination of the lease, all areas from or on which vegetation has been so removed, damaged or interfered with is revegetated in the manner and to the extent required by the Minister.

         (9) The waiver by the Minister of any default by the lessee shall not prevent the Minister from cancelling the lease pursuant to the Act or the exercise by the Minister of any other remedy he may have by reason of any other cause or for the same cause arising at any other time.

         (10) The lessee shall inform all employees, agents and contractors of the lessee from time to time working on the land of the principal obligations of the lessee under any agreement between the lessee and a Land Council established by or under the Aboriginal Land Rights (Northern Territory) Act 1976 of the Commonwealth and shall take all reasonable steps to ensure that such employees, agents and contractors comply with and observe such obligations.

         (11) The lessee shall, at all times, indemnify and keep the Territory and the Minister, and all servants thereof, indemnified against all actions, proceedings, costs, charges, claims and demands whatsoever which may be made or brought against the Territory or the Minister or any such servant by any person whomsoever in relation to or in connection with the lease or any matter or thing done or purported to have been done in pursuance thereof.

         (12) The lessee shall, from time to time, deliver to the Minister or his duly authorized representative copies of or extracts from such records of the lessee relating to the land or the operations of the lessee thereon as the Minister may, from time to time in writing, require.

         (13) The lessee shall, at all times, permit a person duly authorized in writing by the Minister to inspect any of the records of the lessee relating to the land or the operations of the lessee thereon and that person may take such copies of or extracts from such records as he requires.

3. AND IT IS expressly agreed and declared between the parties hereto that the lessee will pay to the Territory the reasonable costs incurred by the Territory in engaging, after consultation with the lessee, a consultant or consultants to advise it in respect of any proposal by the lessee for the variation of the programme contained in the Technical Report.

4.       (1)      AND IT IS further  expressly agreed  and declared  between the parties hereto -

         (a) that the lessee shall conduct all operations on the land in accordance with good oilfield practice and in a diligent, careful and workmanlike manner and in accordance with the law applicable to such operations and in accordance with the Technical Report;

         (b) that the lessee shall, prior to the signing of this lease, procure the execution of and deliver to the Territory a copy of the Agreement set out in Schedule 2 to this lease;

         (c) that the lessee shall, prior to the signing of this lease, execute and deliver to the Minister a bond in a form approved by the Minister; and

         (d) that the lessee shall, if requested so to do by the Minister, give to the Territory to the extent permitted by compliance with the crude oil pricing policy and the crude oil allocation absorption policy of the Commonwealth of Australia the option to purchase at market value all petroleum and petroleum products produced from the land by the lessee and that has not been sold by the lessee.

         (2) For the purposes of paragraph (d) of sub-clause (1) of this clause, the market value of petroleum and petroleum products is the prevailing market price for such petroleum and petroleum products in the region in which they are located as agreed between the lessee and the Minister or, in default of agreement, as determined pursuant to clause 5 of this lease.

5. (1) ANY DISPUTE or difference between the parties arising out of or in connection with the market value of the petroleum or petroleum products referred to in clause 4, which the parties have been unable to settle by negotiation and agreement shall, at the request of either party made to the other in writing and stating the matter in dispute, be submitted to the arbitration of 3 arbitrators, one to be appointed by the Minister, one to be appointed by the lessee and the third to be chosen by the 2 arbitrators so appointed.

         (2) Any such arbitration shall be held in Darwin and shall be conducted in accordance with the Arbitration Rules of the International Chamber of Commerce as in force on the first day of June 1955, and it is expressly agreed that notwithstanding anything to the contrary contained in the aforesaid Arbitration Rules, adoption by the parties of such rules shall not constitute or operate as a waiver by either party of its right of appeal from any award on a point of law nor operate so as to exclude the jurisdiction of any court competent to decide such point of law.

         (3) Each party shall bear its own costs in connection with such arbitration and the expenses of the arbitrators shall be borne as the arbitrators may direct. The majority decision of the arbitrators shall prevail and shall constitute an award. Any award made in respect of a dispute or difference submitted to arbitration pursuant to this clause shall, except on a point of law, be final and binding upon the parties.

         (4) The making of an award upon any dispute or difference capable of being submitted to arbitration pursuant to this clause shall be a condition precedent to any action upon such dispute or difference, it being expressly agreed that no cause of action shall arise upon such dispute or difference until the making of an award as aforesaid.

6.       (1)      IN THIS LEASE, unless the contrary intention appears -

         "Minister"  means the  Minister  for Mines and Energy,  or  such  other
                  Minister for the Territory as may be charged with the administration of the Act;

         "Technical Report" means the Technical  Report - Mereenie Field Project
                  - Appraisal Programme approved by the Minister on the 16th day of November 1981 together with such modifications or amendments that are approved by the Minister from time to time.

         (2) For the purposes of this lease, the expression "good oilfield practice", wherever occurring in this lease, shall include the requirement that the land will be developed in accordance with the technology which, from time to time, is determined in writing by the Minister to be the most appropriate technology and which causes the least damage to the natural resources of the land, including the fauna and flora, and the least damage to or pollution or degradation of the natural environment.


SIGNED by IAN LINDSAY TUXWORTH,            )
                                           )
Minister for Mines and Energy, for         )
                                           )
and on behalf of the Northern              )
                                           )
Territory of Australia in the              )
                                           )
presence of                                )


        /s/ Ian Lindsay Tuxworth
 ............................................



THE COMMON SEAL of UNITED CANSO            )
                                           )
OIL & GAS CO. (N.T.) PTY LTD was           )
                                           )
hereunto affixed by authority of           )
                                           )
the Directors in the presence of           )
                                           )


                      /s/ Roy M. Hopkins
Director          ..........................


                      /s/ Hedley Howard
Secretary         ..........................

                                   SCHEDULE 1

ALL THAT piece or parcel of land in the Territory containing an area of 12,340 hectares, more or less, the boundaries of which are delineated on plans of survey No. S73/101A and S73/101B, which plans are deposited with the Surveyor-General of the Territory. The said boundaries are described as follows:

Commencing at an original concrete block marked "3" which is shown on plan of survey No. O.P. 1334 and which is situated at the intersection of latitude 24(degree)0'0" with longitude 131(degree)32'40" thence by a line bearing 90(degree)0'0" for a distance of 4,377.4 metres to the intersection of latitude 24(degree)0'0" with longitude 131(degree)35'15", thence by a line bearing 90(degree)0'30" for a distance of 4,107.85 metres to the intersection of latitude 24(degree)0'0" with longitude 131(degree)37'40", thence by a line bearing 296(degree)14'30" for a distance of 13,714.4 metres to the intersection of latitude 23(degree)56'43" with longitude 131(degree)30'25" thence by a line bearing 294(degree)59'30" for a distance of 4,925.78 metres to the intersection of latitude 23(degree)55'35" with longitude 131(degree)27'47", thence by a line 293(degree)36'30" for a distance of 8,126.72 metres to the intersection of latitude 23(degree)53'49" with longitude 131(degree)23'24", thence by a line bearing 223(degree)57'0" for a distance of 3,418.78 metres to the intersection of latitude 23(degree)55'9" with longitude 13l(degree)22'0", thence by a line bearing 144(degree)21'30" for a distance of 5,382.61 metres to the intersection of latitude 23(degree)57'32" with longitude 131(degree)23'51", thence by a line bearing 117(degree)30'30" for a distance of 6,287.89 metres to the intersection of latitude 23(degree)59'6" with longitude 131(degree)27'8", thence by a line bearing 109(degree)22'30" for a distance of 4,974.49 metres to the intersection of latitude 24(degree)0'0" with longitude 131(degree)29'54", thence by a line bearing 89(degree)59'30" for a distance of 1,020.37 metres to the intersection of latitude 24(degree)0'0" with longitude 131(degree)30'30", thence by a line bearing 90(degree)0'0" for a distance of 3,669.32 metres to the point of commencement.

                                   SCHEDULE 2

THIS AGREEMENT made the 18th day of November One thousand nine hundred and eighty-one BETWEEN the NORTHERN TERRITORY OF AUSTRALIA (hereinafter called "the Territory") of the one part and MAGELLAN PETROLEUM (N.T.) PTY LTD, UNITED CANSO OIL & GAS CO. (N.T.) PTY LTD, OILMIN (N.T.) PTY LTD and TRANSOIL (N.T.) PTY LTD being companies incorporated under the Companies Act of the State of Queensland and having their registered offices in the Territory care of Veritatem Nominees (N.T.) Pty Ltd, 5th Floor, City Mutual Building, 62 Cavenagh Street, KREWLIFF INVESTMENTS PTY LTD a company incorporated under the Companies Act of the State of New South Wales and having its registered office in the Territory care of Veritatem Nominees (N.T.) Pty Ltd, 5th Floor, City Mutual Building, 62 Cavenagh Street, Darwin and FARMOUT DRILLERS N.L. a company incorporated under the Companies Ordinance of the Australian Capital Territory and having its registered office in the Territory care of Wilson, Bishop, Bowes & Craig, City Mutual Building, 62 Cavenagh Street, Darwin (hereinafter called "the Joint Companies" which expression shall, where the context so admits, include their successors and permitted assigns) of the other part WHEREAS the Joint Companies are desirous that petroleum leases be granted in respect of the land described in Schedule 1 to the lease and transferred into the names of the Joint Companies AND WHEREAS the Joint Companies are prepared in return for the granting of such leases, and subject to certain conditions, to undertake the construction of an oil refinery and otherwise the development of an oil refinery in the Territory.

NOW THIS AGREEMENT WITNESSETH as follows:

INTERPRETATION

l.       (1)      In this Agreement, unless the contrary intention appears -

         "Minister"  means the  Minister  for Mines and Energy,  or  such  other
                  Minister for the Territory as may be charged with the administration of the Act;

         "the Act" means the Petroleum  (Prospecting  and  Mining)  Act  of  the
                  Territory;

         "the petroleum leases" means the petroleum leases to be granted in respect of the lands described in Schedule 1 to the lease;

         "the Territory" means,  according to  the  context,  the  body  politic established by the Northern Territory (Self-Government) Act 1978 of the Commonwealth as the Northern Territory of Australia or the geographical area constituting the Northern Territory of Australia.

         (2) Any reference to an Act means that Act as amended from time to time or any Act in substitution for that Act.

         (3) In this Agreement, unless the contrary intention appears, words in the singular include the plural and words in the plural include the singular.

         (4) For the purposes of this Agreement, the expression "good oilfield practice" wherever occurring in this Agreement shall include the requirement that the land will be developed in accordance with the technology which, from time to time, is determined in writing by the Minister to be the most appropriate technology and which causes the least damage to natural resources of the land, including fauna and flora, and the least damage to or pollution or degradation of the natural environment.

OPERATION OF AGREEMENT

2. (l) This Agreement shall have no force or effect and shall not be binding on either party unless and until it is approved by an Act of the Territory.

         (2) Acts or things which have been done or carried out by or on behalf of a party to this agreement prior to the coming into force of this Agreement but which were done or carried out in contemplation of this Agreement and in accordance with its provisions shall, so far as is appropriate and practicable, be deemed to have been done or carried out under and for the purposes of this Agreement.

INVESTIGATIONS AND CONSTRUCTION BY JOINT COMPANIES

3. (1) On the ratification of this Agreement in the manner provided in clause 2, the Joint Companies will actively continue their investigations into the feasibility and economics of constructing the oil refinery the subject of this Agreement and shall, subject to sub-clause (4) of this clause, if requested so to do from time to time by the Minister on 3 years notice, construct an oil refinery in accordance with the terms of this Agreement.

         (2) Where the Joint Companies notify the Territory that they desire to proceed with the construction of the oil refinery, then from the date such notification is received by the Territory the whole of the provisions of this Agreement which are not already in operation shall come into operation and be binding on the parties.

         (3) In the event of the Joint Companies notifying the Territory of their intention to proceed to construct the oil refinery under sub-clause (2) of this clause, the Joint Companies shall undertake and complete within 3 years (or such extended period as the Minister shall agree to) of the Joint Companies so notifying the Territory, the construction of an oil refinery of such capacity and at such place as is agreed between the Joint Companies and the Minister.

         (4) If the Joint Companies, within the 3 years referred to in sub-clause (1) of this clause, notify the Territory that, in their judgment, the construction of the oil refinery is not justified (the reasons for which decision they shall notify the Territory and shall support such notification with reasonably detailed data as to such technical or economic factors involved as are relevant and pertain to the lease area) then from the date of such notification, upon the Minister being satisfied in respect of the reasons advanced by the Joint Companies the request of the Minister referred to in sub-clause (1) of this clause shall lapse and upon such lapsing of any such request by the Minister no further request shall be made by the Minister pursuant to sub-clause (1) of this clause until the expiration of 2 years after such lapsing of the prior request.

         (5) In determining the economic viability of the oil refinery, regard shall be had to the economic viability of the oil refinery, its associated pipeline and the production of petroleum and petroleum products from the petroleum leases.

         (6) The Joint Companies shall not be required to construct a refinery of a greater capacity than that which is necessary to refine the crude oil capable of being produced from the lands comprised in the said petroleum leases provided however that the Joint Companies shall be entitled to construct an oil refinery of such greater capacity as they may elect.

         (7) Upon the Minister making a request pursuant to sub-clause (1) of this clause or upon the Joint Companies notifying the Territory pursuant to sub-clause (2) of this clause, no increase shall thereafter be made in the rate of royalty payable pursuant to the Act in respect of the petroleum leases unless the request of the Minister shall have lapsed pursuant to sub-clause (4) of this clause or the Joint Companies shall have made default in respect of their obligation to construct an oil refinery pursuant to this Agreement.

PIPELINE

4. (1) If the Joint Companies are requested under sub-clause (1) of clause 3 or give notice pursuant to sub-clause (2) of clause 3 of their desire to construct the oil refinery, then the Joint Companies shall be entitled to a licence for transport of petroleum between the lease area and the oil refinery.

         (2) The Joint Companies may, by notice in writing to the Minister, elect to construct the pipeline and, on making such election, shall provide to the Minister full and detailed plans and specifications for the construction of the pipeline.

         (3) The Joint Companies shall apply for the necessary pipeline licence or other authorization necessary to construct and operate the pipeline, whether under the Petroleum (Prospecting and Mining) Act or another law of the Territory.

         (4)  The  Joint   Companies   shall  comply  with  all  relevant  laws,
regulations and statutory provisions governing the construction of the pipeline.

INVESTIGATIONS BY THE JOINT COMPANIES

5. (l) The Joint Companies shall diligently pursue such matters as are necessary to enable them to submit proposals to the Territory under clauses 6 and 7 of this Agreement.

         (2) The Joint Companies shall, from time to time and upon request by the Territory, advise the Territory in reasonable detail as to the progress of matters referred to in clauses 6 and 7 of this Agreement.

         (3) If the Territory concurrently carries out its own investigations and reconnaissances in regard to all or any of the matters referred to in sub-clause (1) of this clause, the Joint Companies shall co-operate with the Territory and, so far as reasonably practicable, shall consult with the representatives or officers of the Territory and make full disclosures and expressions of opinion regarding matters referred to in this clause.

         (4) When submitting to the Minister the proposals referred to in clauses 6 and 7 of this Agreement the Joint Companies shall, so far as is reasonably practicable, ensure that such proposals -

         (a) provide for the best overall development of the oil refinery area; and

         (b) disclose any conditions of use then in contemplation and where alternative proposals are submitted the Joint Companies' preferences in relation to such matters.

REFINERY LOCATION PROPOSAL

6. (1) As soon as the Joint Companies are ready to do so and in any event not later than the thirty-first day of December 1982, the Joint Companies shall submit to the Minister their proposal for the location of an oil refinery and the sites for and general design of the road and railway terminal including areas for installations, stockpiling, railways and other purposes in the oil refinery area.

         (2) At any time prior to the thirty-first day of December 1982, the Joint Companies may give notice to the Territory that they reasonably require the reservation until the thirty-first day of December 1987, of an area or areas of Crown land and land at or near Alice Springs for possible development by the Joint Companies for an oil refinery site and road and rail access to and from that area.

         (3) Immediately upon and after the giving of a notice pursuant to sub-clause (2) of this clause the Territory (unless the Joint Companies otherwise agree) shall take all practicable administrative steps to prevent any development at Alice Springs or elsewhere which would be likely to interfere with the development by the Joint Companies of the oil refinery site and road and rail access thereto under the terms of this Agreement.

DETAILED PROPOSALS BY JOINT COMPANIES

7. Upon agreement being reached or a determination being made as to the Joint Companies' proposal under clause 6 of this Agreement, the Joint Companies shall proceed with the implementation of the proposal so agreed or determined and shall, from time to time, submit to the Minister to the fullest extent reasonably practicable their detailed proposals (including plans and specifications) with respect to the following:

         (a) the road between the lease area and the oil refinery area and ancillary works;

         (b) town sites on or near the lease area and near the oil refinery and the development of services and facilities in relation thereto;

         (c)      housing;

         (d)      water supply; and

         (e)      any  other  infrastructure   works,   services  or  facilities
                  proposed by the Joint Companies.

CONSIDERATION OF DETAILED PROPOSALS

8. (1) Within 2 months after receipt of the detailed proposals of the Joint Companies in regard to any of the matters referred to in clause 7 of this Agreement, the Minister shall give to the Joint Companies notice either of his approval of the proposals or of alterations desired and, in the latter case, shall afford to the Joint Companies opportunity to consult with and submit new proposals to the Minister. The Minister may make such reasonable alterations to or impose such reasonable conditions on the proposals or new proposals, as the case may be, as he thinks fit, but the Minister shall, in any notice to the Joint Companies, disclose his reasons for any such alteration and condition AND PROVIDED THAT the Minister shall not make alterations to or impose conditions on the proposals or new proposals in so far as they relate to the location of the oil refinery site as previously determined.

         (2) Any dispute or difference between the Joint Companies and the Minister in respect of alterations made by the Minister to, or conditions imposed by the Minister on, proposals or new proposals, as the case may be, referred to in sub-clause (1) of this clause, shall be settled in accordance with the manner set out in clause 19 of this Agreement.

OPERATION OF FACILITIES

9.       (l)      Throughout  the  continuance   or  this  Agreement  the  Joint
                  Companies shall -

         (a) except to the extent that the Joint Companies' proposals as finally approved or determined as herein provided otherwise provide allow the general public to use any roads (to the extent that it is reasonable and practicable so to do) constructed or upgraded by the Joint Companies PROVIDED THAT such use shall not unduly prejudice or interfere with the Joint Companies' operations;

         (b) in the construction, operation, maintenance and use of any work, installation, plant, machinery, equipment, service or facility provided or controlled by the Joint Companies comply with and observe the provisions of this Agreement and the laws for the time being in force in the Territory;

         (c) at all times keep and maintain in good repair and working order and condition and, where necessary, replace all such work, installation, plant, machinery and equipment and the roads and water and electrical supplies for the time being the subject of this Agreement;

         (d) use its best endeavours to obtain the best price possible in relation to petroleum and petroleum products and condensate sold; and

         (e) so far as reasonably and economically practicable, use labour, materials, plant, equipment and supplies available within the Territory where it is not prejudicial to the interests of the Joint Companies so to do.

MUTUAL COVENANTS

10.      The parties hereto COVENANT AND AGREE with each other as follows:

         (a) that subject to and in accordance with the proposals approved or determined as hereinbefore provided the Joint Companies for their purposes and for domestic and other purposes in relation to the oil refinery may, to the extent determined by the Minister but notwithstanding any Act, bore for water, construct catchment areas, store (by dams or otherwise) take and charge for water from any Crown lands available for the purpose and generate, transmit, supply and charge for electrical energy and the Joint Companies shall have all such powers and authorities with respect to water and electrical energy as are determined by the Minister (and as are accepted by the Joint Companies) for the purposes of this Agreement;

         (b) that the Joint Companies may use any public roads which may, from time to time, exist in the area of its operations for the purpose of transportation of goods and materials in connection with such operations PROVIDED NEVERTHELESS that the Joint Companies shall on demand pay to the Territory the cost of making good any damage to such roads occasioned by the Joint Companies' use;

         (c) that the Territory will at the request and cost of the Joint Companies widen, upgrade or re-align any public road over which the Territory has control;

         (d) that on the cessation or determination of any lease, licence or easement granted hereunder by the Territory to the Joint Companies or (except as otherwise agreed by the Minister) to an associated company or other assignee of the Joint Companies under this Agreement of land for the Joint Companies' oil refinery the improvements and things other than plant, machinery, equipment and installations erected on the relevant land and provided in connection with the oil refinery shall remain or become the absolute property of the Territory without compensation and freed and discharged from all mortgages and encumbrances and the Joint Companies shall do and execute such documents and things (including surrenders) as the Territory may reasonably require to give effect to this provision. In the event of the Joint Companies, immediately prior to such expiration or determination or subsequent thereto, deciding to remove its plant, machinery, equipment and installations or any of them from any land it shall not do so without first notifying the Territory of its decision and thereby granting to the Territory the right or option exercisable within 3 months thereafter to purchase at valuation in situ the said plant, machinery, equipment and installations or any of them. Such valuation shall be mutually agreed or in default of agreement shall be made by such competent valuer as the parties may appoint or failing agreement as to such appointment then by 2 competent valuers one to be appointed by each party or by an umpire appointed by such valuers should they fail to agree;

         (e) that without affecting the liabilities of the parties under this Agreement either party shall have the right from time to time to entrust to third parties the carrying out of any portions of the operations which it is authorized or obligated to carry out hereunder;

         (f) that notwithstanding the provisions of any Act or any thing done or purported to be done under any Act the valuation of all lands (whether of a freehold or leasehold nature) the subject of this Agreement (except as to any part upon which a permanent residence shall be erected or which is occupied in connection therewith) for rating purposes shall be deemed to be on the unimproved capital value thereof and no such lands shall be subject to any discriminatory rate;

         (g) that in any of the following events, namely, if the Joint Companies shall make default in the due performance or observance of any of the covenants or obligations to the Territory herein or in any lease, sublease, licence or other title or document granted or assigned under this Agreement on their part to be performed or observed and shall fail to remedy that default within reasonable time after notice specifying the default is given to them by the Territory (or - if the alleged default is contested by the Joint Companies and promptly submitted to arbitration - within a reasonable time fixed by the arbitration award where the question is decided against the Joint Companies the arbitrator finding that there was a bona fide dispute and that the Joint Companies had not been dilatory in pursuing the arbitration) or if the Joint Companies shall abandon or repudiate their operations under this Agreement or if the Joint Companies shall go into liquidation (other than a voluntary liquidation for the purpose of reconstruction) then and in any of such events the Territory may, by notice to the Joint Companies, determine this Agreement and thereupon or if the Joint Companies shall surrender the entire oil refinery area the rights of the Joint Companies under any lease, licence, easement or right granted hereunder or pursuant hereto shall thereupon determine PROVIDED HOWEVER that if the Joint Companies shall fail to remedy any default (not being a default in respect of their obligation to construct an oil refinery pursuant to clause 3 of this Agreement) after such notice or within the time fixed by the arbitration award as aforesaid the Territory, instead of determining this Agreement as aforesaid because of such default may itself remedy such default or cause the same to be remedied (for which purpose the Territory by agents workmen or otherwise shall have full power to enter upon lands occupied by the Joint Companies and to make use of all plant, machinery, equipment and installations thereon) and the costs and expenses incurred by the Territory in remedying or causing to be remedied such default shall be a debt payable by the Joint Companies to the Territory on demand; and

         (h)      that -

                  (i) for the purposes of determining whether and the extent to which -

                           (A)      the Joint Companies are liable to any person
                                    or   body   corporate    (other   than   the
                                    Territory); or

                           (B) an action is maintainable by any such person or body corporate in respect of the death or injury of any person or damage to any property arising out of the use of any of the roads for the maintenance of which the Joint Companies are responsible hereunder and for no other purpose the Joint Companies shall be deemed to be a municipality and the said roads shall be deemed to be streets under the care control and management of the Joint Companies; and

                  (ii) for the purposes of this paragraph the terms "municipality" and "road" shall have the meanings which they respectively have in the Local Government Act.

TERRITORY'S OBLIGATIONS

11. The Territory shall, in accordance with the Joint Companies' proposals as finally approved or determined as hereinbefore provided and as otherwise required by the Joint Companies to enable them to meet their obligations hereunder, grant to the Joint Companies in fee simple or for such terms or periods and on such terms and conditions (including renewal rights) as subject to the proposals (as finally approved or determined as aforesaid) and other obligations of the Joint Companies hereunder shall be reasonable having regard to the requirements of the Joint Companies hereunder and obligations of the Joint Companies hereunder, lands, leases, rights or easements whether under the Petroleum (Prospecting and Mining) Act or under the provisions of the Crown Lands Act or any other Act (as the case may require) as the Joint Companies reasonably require for their works and operations hereunder including the construction or provision of the roads, water supplies and stone and soil for construction purposes.

ALTERATION OF INSTALLATIONS

12. If, at any time, the Territory finds it necessary to request the Joint Companies to alter the situation of any of the installations or other works erected, constructed or provided pursuant to the Joint Companies' detailed proposals and gives to the Joint Companies notice of the request the Joint Companies shall, within a reasonable time after receipt of the notice but at the expense in all things (Including increased operating costs) of the Territory (unless the alteration is rendered necessary by reason of a breach by the Joint Companies of any of its obligations hereunder), alter the situation accordingly.

DEFAULT

13. (1) In the event that the Joint Companies shall make default of their obligation to construct an oil refinery (whether jointly or severally) pursuant to the provisions of clause 3 of this Agreement then as and from the date of such default as is determined by the Minister (or if the default is contested by the Joint Companies then as and from the date such default is confirmed by the arbitration award) the Joint Companies covenant (jointly and severally) that they shall upon demand pay to the Territory by way of liquidated damages an amount equal in value to an amount per barrel determined pursuant to sub-clause
(2) of this clause on all crude oil produced from the lands comprised in the said petroleum leases during the term of the said leases and any renewals or extensions thereof or during the period which may elapse until the Joint Companies shall have remedied their default pursuant to this clause (whichever is the shorter period).

         (2) The amount per barrel from time to time payable pursuant to sub-clause (1) of this clause shall be the amount which is the greater of -

         (a)      $3.00 per barrel; and

         (b) $2.00 per barrel plus 10% of the amount per barrel by which the import parity price of crude oil determined by the Commonwealth of Australia from time to time less the amount of the levy or other similar impost of the Commonwealth of Australia in respect of the Mereenie Field exceeds from time to time the sum of $27.50 (comprising the present estimated import parity price of $30.50 less the levy applicable to the Mereenie Field of $3.00).

         (3) In the event such default as is referred to in sub-clause (1) of this clause being contested the amount payable by way of liquidated damages shall be paid, notwithstanding any arbitration proceedings, by the Joint Companies into a trust account approved by the Minister.

         (4) If it is finally determined by such arbitration proceedings that the Joint Companies have not made such default all moneys paid to the said trust account by the Joint Companies shall be refunded to them together with interest thereon computed at the then Commonwealth long term bond rate.

INDEMNITY TO TERRITORY

14. The Joint Companies will indemnify and keep indemnified the Territory and its servants, agents and contractors in respect of all actions, suits, claims, demands or costs of third parties arising out of or in connection with the construction, maintenance or use by the Joint Companies or their servants, agents, contractors or assignees of the Joint Companies' oil refinery or other works or services the subject of this Agreement or the plant, apparatus or equipment installed in connection therewith and shall, if requested so to do by the Minister, insure in the name of themselves and the Territory against any liability that may arise under this Agreement.

ASSIGNMENT

15.      (1)      The Joint  Companies or any one or more of the Joint Companies may, at any time with the consent in writing of the Minister -

         (a) assign, mortgage, charge, sublet or otherwise dispose of as of right all or any right under this Agreement;

         (b) assign, mortgage, charge, sublet or otherwise dispose of as of right to any other associated company all or any right under this Agreement;

         (c) assign, mortgage, charge, sublet or otherwise dispose of to any other company or person all or any right under this Agreement (including a right to or as the holder of any lease, licence, easement, grant or other title) and of the obligations of the Joint Companies under this Agreement; and

         (d) appoint any other company or person to exercise all or any of the powers, functions and authorities which are or may be conferred on the Joint Companies under this Agreement,

subject however to the assignee or (as the case may be) the appointee executing in favour of the Territory a deed of covenant in a form to be approved by the Minister to comply with observe and perform the provisions hereof on the part of the Joint Companies to be complied with observed or performed in regard to the matter or matters so assigned or (as the case may be) the subject of the appointment.

         (2) Notwithstanding anything contained in or anything done under or pursuant to sub-clause (1) of this clause the Joint Companies shall at all times during the currency of this Agreement be and remain liable for the due and punctual performance and observance of all the covenants and agreements on their part contained herein and in any lease, licence, easement, grant or other title the subject of an assignment under sub-clause (1) of this clause PROVIDED HOWEVER that the Minister may agree to release the Joint Companies or any one or more of them from such liability where having regard to all the circumstances of any such assignment, mortgaging, charging, subletting, disposition or appointment as referred to in sub-clause (1) of this clause he considers such release will not be contrary to the interest of the Territory under this Agreement.

VARIATION OF AGREEMENT

16. The parties hereto may from time to time by mutual agreement in writing add to, cancel or vary all or any of the provisions of this Agreement or of any lease, licence, easement or right granted hereunder or pursuant hereto for the purpose of implementing or facilitating the carrying out of such provisions or for the purpose of facilitating the carrying out of some separate part or parts of the Joint Companies' operations hereunder by any other company with which the Joint Companies may have entered into association as a separate and distinct operation or for the establishment or development of any industry making use of the petroleum within the lease area or such of the Joint Companies' works, installations, services or facilities the subject of this Agreement as shall have been provided by the Joint Companies in the course of work done under this Agreement.

DELAYS

17. This Agreement shall be deemed to be made subject to any delays in the performance of obligations under this Agreement and to the temporary suspension of continuing obligations hereunder which may be occasioned by or arise from circumstances beyond the power and control of the party responsible for the performance of such obligations including delays or such temporary suspension as aforesaid caused by or arising from an act of God, force majeure, floods, storms, tempests, washaways, fire (unless caused by the actual fault or privity of the Joint Companies), act of war, act of public enemies, riots, civil commotions, strikes, lockouts, stoppages, restraint of labour or other similar acts (whether partial or general), shortages of labour or essential materials, reasonable failure to secure contractors, delays of contractors, an inability (common in the petroleum industry) to profitably sell petroleum or factors due to Australian or overall work economic conditions or factors which could not reasonably have been foreseen PROVIDED ALWAYS that the party whose performance of obligations is affected by any of the said causes shall use its best endeavours to minimize the effect of the said causes as soon as possible after their occurrence and that no party shall be required to settle or compromise any strike or labour dispute or similar occurrence to its disadvantage.

EXTENSION OF TIME

18. (1) Notwithstanding any provision hereof the Minister may at the request of the Joint Companies from time to time extend any period or date referred to in this Agreement for such period or to such later date as the Minister thinks fit and the extended period or later date when advised to the Joint Companies by notice from the Minister shall be deemed for all purposes hereof substituted for the period or date so extended.

         (2) The Territory acknowledges that the 3 year period respectively referred to in sub-clauses (1) and (3) of clause 3 of this Agreement for the commencement and completion of the project covered by proposals referred to in clauses 6 and 7 of this Agreement have been agreed on the basis that each of such proposals would be determined within 2 months of its submission. If such is not the case the Joint Companies shall be entitled to extend the periods for commencement and completion by such period as they shall demonstrate to be reasonable under the circumstances.

ARBITRATION

19. (l) Any dispute or difference between the parties arising out of or in connection with this Agreement or any agreed amendment or variation thereof or agreed addition thereto or as to the construction of this Agreement or any such amendment variation or addition or as to any of the rights duties or liabilities of either party thereunder or as to any matter to be agreed upon between the parties under this Agreement shall in default of agreement between the parties and in the absence of any provision in this Agreement to the contrary be referred to and settled by arbitration under the provisions of the Arbitration Act of the State of South Australia in its application to the Territory or such other Act in relation to the law of arbitration that has general application in the Territory.

         (2) Without limiting the generality of this clause there may be referred to arbitration under this clause any dispute or difference concerning the oil refinery including the following:

         (a)      the location and capacity of the oil refinery;

         (b)      whether   the   construction   of  an  oil   refinery  is  not
                  economically viable and the Minister's request referred to in sub-clause (4) of clause 3 of this Agreement should lapse;

         (c) whether the Joint Companies have satisfied the oil refinery obligation pursuant to this Agreement; and

         (d) whether the Joint Companies are in default in their obligation with respect to the construction of an oil refinery pursuant to this Agreement.

         (3) The arbitrator, arbitrators or umpire (as the case may be) of any submission to arbitration hereunder is hereby empowered upon application by either party hereto to grant any interim extension of time or date referred to herein which, having regard to the circumstances, may reasonably be required in order to preserve the rights of either or both parties hereunder and an award in favour of the Joint Companies may, in the name of the Minister, grant any further extension of time for that purpose.

NEW PROCESSES

20. Nothing in this Agreement shall in any way prevent or limit the Joint Companies at their sole discretion from adopting for the discharge of their obligations hereunder new processes or equipment incorporating the latest technical developments from time to time available whether or not used by the Joint Companies elsewhere in their operations.

NOTICES

21. A notice, consent or other writing authorized or required by this Agreement to be given or sent shall be deemed to have been duly given or sent by the Territory if signed by the Minister or by a senior officer of the Public Service of the Territory acting on the direction of the Minister and forwarded by prepaid post to each of the Joint Companies at their respective registered offices for the time being in the Territory or other offices in the Territory nominated in writing by the respective Companies by the Joint Companies if signed on their behalf by a managing director or a secretary or by any other person or persons authorized by the Joint Companies in that behalf or by their solicitors as notified to the Territory from time to time and forwarded by prepaid post to the Minister and any such notice, consent or writing shall be deemed to have been duly given or sent on the day on which it would be delivered in the ordinary course of post.

LAW OF AGREEMENT

22. This Agreement shall be interpreted according to the law for the time being in force in the Territory.

IN WITNESS WHEREOF the Minister for Mines and Energy has for and on behalf of the Territory hereunto set his hand and the Joint Companies have hereunto affixed their common seals the day and year first above written.

SIGNED SEALED AND DELIVERED                )
                                           )
by IAN LINDSAY TUXWORTH, the               )
                                           )
Minister for Mines and Energy, for         )
                                           )
and on behalf of the Northern              )
                                           )
Territory of Australia                     )


        /s/ Ian Lindsay Tuxworth
 ............................................

THE COMMON SEAL of MAGELLAN                )
                                           )
PETROLEUM (N.T.) PTY LTD was               )
                                           )
hereunto affixed by authority of           )
                                           )
the Directors in the presence of           )


                      /s/ Roy M. Hopkins
Director          ..........................


                      /s/ Hedley Howard
Secretary         ..........................



THE COMMON SEAL of UNITED CANSO            )
                                           )
OIL & GAS CO. (N.T.) PTY LTD               )
                                           )
was hereunto affixed by authority          )
                                           )
of the Directors in the presence of        )


                      /s/ Roy M. Hopkins
Director          ..........................


                      /s/ Hedley Howard
Secretary         ..........................



THE COMMON SEAL of OILMIN (N.T.)           )
                                           )
PTY LTD was hereunto affixed by            )
                                           )
authority of the Directors in the          )
                                           )
presence of                                )


                      /s/
Director          ..........................


                      /s/
Secretary         ..........................

THE COMMON SEAL of TRANSOIL                )
                                           )
(N.T.) PTY LTD was hereunto                )
                                           )
affixed by authority of the Directors      )
                                           )
in the presence of                         )


                      /s/
Director          ..........................


                      /s/
Secretary         ..........................



THE COMMON SEAL of KREWLIFF                )
                                           )
INVESTMENTS PTY LTD was hereunto           )
                                           )
affixed by authority of the Directors      )
                                           )
in the presence of                         )


                      /s/
Director          ..........................


                      /s/
Secretary         ..........................



THE COMMON SEAL of FARMOUT                 )
                                           )
DRILLERS N.L. was hereunto                 )
                                           )
affixed by authority of the Directors      )
                                           )
in the presence of                         )


                      /s/
Director          ..........................


                      /s/
Secretary         ..........................